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                                                                    Exhibit 10.6


                            ASSET PURCHASE AGREEMENT
                            ------------------------

         This Asset Purchase Agreement ("Agreement") made and entered into as of the 1st day of October, by and between First Consumer Credit, L.L.C. ("Seller"), a Texas limited liability company, with offices located at 12740 Hillcrest Road, Suite 240 Dallas, Texas 75230, and Home Credit Acquisition, Inc. ("Buyer"), with offices located at 750 State Highway 121 Bypass, Suite 170, Lewisville, Texas 75067.

                                    RECITALS:
                                    ---------

         WHEREAS, Seller and Buyer are parties to that certain Agreement and Plan of Merger (the "Merger Agreement") which provides for the merger of Buyer into Seller (the "Merger");

         WHEREAS, Section 2.6 of the Merger Agreement contemplates the sale of at least $1.2 million of Retail Installment Obligations by Seller to Buyer prior to the Merger; and

         WHEREAS, the Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, certain Retail Installment Obligations upon and subject to the terms set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and the covenants contained herein, the parties hereby agree as follows:

                                    AGREEMENT

         1.  Definitions. Whenever used herein, the following words and phrases
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shall have the following meanings:

         "Including" shall mean including without limitation; and references to
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agreements shall include all Attachments and schedules and, unless otherwise indicated, all amendments and modification thereto.

         "Obligor" means, with respect to any RIO, the customer or customers
          -------
thereunder and / or those persons or entities obligated thereunder.

         "Person" means any individual, corporation, partnership, joint venture,
          ------
association, joint stock company, trust (including any beneficiary thereof), unincorporated organization, or government, or any agency or political subdivision thereof.

         "Retail Installment Obligation" ("RIO") means the retail installment
          -----------------------------
contract and the document or documents which evidence the obligations of the Obligors to pay for the home improvements sold and/or installed by Seller's assignors, such term includes the retail installment contract, work order or purchase contract, notices of rescission, completion certificates, promissory notes and security interests, if any. "RIO" shall represent both singular and plural, meaning one retail installment contract or multiple retail installment contracts, as the context so indicates.

         2.  Sale and Purchase of RIO. Seller hereby sells, transfers, assigns
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and conveys to Buyer, and Buyer hereby purchases from Seller, the following:

         (a) all of Seller's right, title and interest in and to the RIOs as set forth on the list attached hereto, including all payments of principal and interest thereon which are not posted by

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             Seller on or before the applicable cut-off date as may be agreed upon by Buyer and Seller (in each case, a "Cut-Off Date");

         (b) all liens or security interests relating to or created by such RIO;

         (c) all of Seller's rights with respect to any escrowed or impounded amounts respecting such RIO;

         (d) all of Seller's rights to insurance proceeds or insurance policies relating to such RIO or the underlying real or personal property;

         (e) all of Seller's rights, privileges, and remedies relating to such RIO;

         (f) all documents, agreements, notices, instruments and assignments of any kind relating to the RIO;

         (g) all of the items described more fully in Section 4; and

         (h) all proceeds of any of the foregoing;

         No liabilities or obligations of Seller under or relating to any RIO or otherwise are being assumed by Buyer hereunder, nor shall any such liabilities be assumed by Buyer by virtue of entering into this Agreement or purchasing any RIO.

         3.  Purchase Price And Method Of Payment. In consideration of the
             ------------------------------------
transfer to the Buyer of a RIO, the Buyer agrees to pay to the Seller the principal balance of each RIO plus accrued interest. A complete listing of all RIO purchased including outstanding balance and accrued interest is attached hereto. Any payments received by Seller prior to the date of closing that have not been credited in the foregoing calculation shall be credited to Buyer. Payment of the principal balance plus any unpaid accrued interest on the RIO up to the Date of Closing shall be made at or on the Date of Closing. All payments shall be made to the Seller via wire transmittal. Payment in the amount of $1,414,682.73 has been delivered to Seller, the receipt and sufficiency of which is acknowledged by Seller.

         4.  Further Conditions Precedent to Each Purchase. Buyer shall receive
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on or before the date of purchase, in form and substance reasonably satisfactory to Buyer, Seller's complete original file with respect to each RIO to be conveyed to Buyer, including:

         (a) The credit application completed and signed by the Obligor(s);

         (b) The original of each retail installment obligation, note, or other evidence of indebtedness, mortgage, trust deed, security agreement or other security instrument pertaining to each RIO.

         (c) Duly executed assignments and notices of assignments (each, an "Assignment") of any and all security interests, securing the obligations of the Obligor(s) under the RIO in a form sufficient to transfer from Seller to Buyer all of Seller's right, title and interest in the applicable security interests, satisfactory to Buyer and recordable as provided by law;

         (d) The work orders, rescission notices and completion certificates with respect to each RIO and the underlying sale of the home improvement goods and services, all properly executed and dated; and

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         (e) Seller's books, records, ledger cards, plus all certificates of title, appraisals, opinions or abstracts of title, certificates or policies pertaining to title insurance, hazard insurance, credit life or disability insurance, or any other certificate or document pertaining to the RIO.

         5.  Representations, Warranties, and Covenants of Seller. The Seller
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hereby represents, warrants and covenants to Buyer as follows:

         (a) Organization. Seller is a legal entity duly organized, validly
             ------------
             existing, and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power to own its assets and transact the businesses in which it is currently engaged. Seller is duly qualified to do business, and is in good standing in each jurisdiction in which such qualification is required.

         (b) Title to RIO. Seller holds, and, at the time of the payment of the
             ------------
             purchase price, Seller will convey to Buyer, and Buyer shall be vested with, good, valid and marketable title to all of the RIO free and clear of all liens.

         6.  Further Representations and Warranties and Covenants of Seller.
             --------------------------------------------------------------
Seller further warrants and covenants with Buyer that:


         (a) Each RIO conveyed to Buyer is the legal, valid and binding obligation of the Obligor(s) thereunder enforceable against such person(s) in accordance with its terms;

         (b) Each RIO and the origination, collection and servicing practices of Seller respecting such RIO, do comply and have at all times complied with all relevant federal, state, and local laws, ordinances, regulations, orders or rulings, including any state or federal consumer protection act, truth-in-lending laws, installment lending or consumer credit sale laws;

         (c) Each home improvement applicable to each RIO was properly completed in accordance with all applicable federal, state, and local laws, ordinances, regulations, orders or rulings, any applicable door-to-door cancellation notices were properly provided to the Obligors, the price charged was fair, each Obligor has accepted the said improvement, and Seller has no actual or constructive knowledge of any dispute relating to any such home improvement;

         (d) Each real estate mortgage, deed of trust, mechanic's lien, UCC, or other security or lien instrument has been properly signed by each person purported to be an Obligor thereon, each mortgage or deed of trust has been properly notarized as required by applicable law, contains a correct and accurate legal description of the property improved or the goods provided, as applicable, and creates a valid, recordable and enforceable lien on the property. There are no forged or unauthorized signatures of any Obligor, or any guarantor or surety for such Obligor, and each Obligor was of full age and capacity to enter into the RIO at time of execution;

         (e) Seller is the sole owner of each RIO sold to Buyer. The transfer of the RIO to Buyer is valid and enforceable against Seller's creditors. The RIO shall not be subject to claims by dealers, contractors, sub-contractors, or other persons for participation or other interests in the RIO;

         7.  Repurchase and Indemnification. In the event of a breach of any
             ------------------------------
representation, warranty or covenant of Seller, Seller shall at Buyer's request, immediately repurchase the RIO affected by the

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breach of representation or warranty by paying to Buyer the total purchase price for such account, plus accrued interest at the RIO rate, plus expenses, less actual payments received by Buyer after purchase. Said repurchase will be without any representation, warranty or recourse on part of Buyer.

     8.  Waiver of Jury Trial / Choice of Law and Jurisdiction. Each of the
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parties hereto knowingly, voluntarily and intentionally waive any rights it may have to a trial by jury in respect of any litigation arising out of, under, or in connection with this Agreement or any attachment hereto, or any course of conduct, course of dealing or statements (whether verbal or written) made by the parties herein. The parties hereto agree that any dispute arising from this Agreement or the matters discussed herein shall be governed under the laws of the State of Texas. Venue shall reside in the State of Texas.

     9.  Further Assurances. Seller hereby agrees that at any time and from time
         ------------------
to time, at the sole expense of Seller, Seller shall promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or desirable, or that Buyer may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Buyer to exercise and enforce its right and remedies hereunder with respect to the RIO. The Seller further hereby agrees to provide Buyer with all documentation necessary to record and assign each lien in favor of Buyer prior to funding hereunder.

     10. Waiver. Buyer's failure to exercise any right hereunder shall not
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operate as a waiver of said right, and all rights, unless otherwise provided in this Agreement, shall continue until all RIO have been fully paid and all applicable statute of limitation periods have expired with respect to any RIO under any federal or state law. All rights and remedies herein provided are cumulative and not alternative.

     11. Notices. Any notice or communication required or permitted hereunder
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shall be in writing and personally delivered, telecopied, mailed by certified mail, return receipt requested, or delivered by an overnight express courier, addressed to Seller or Buyer, as the case may be, at the addresses set forth on the first page of this Agreement.

     12. Severability. If any one or more of the provisions contained in this
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Agreement for any reason are held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision thereof and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     13. Termination. This agreement may be terminated at any time by either
         -----------
Seller or Buyer upon written notice to the other, provided, however, that such termination shall not terminate the responsibilities of either party hereunder to RIO purchased or commitments made to purchase prior to the receipt of such notice.

     14. Counterparts. This Agreement may be executed in any number of
         ------------
counterparts and each of such counterparts shall for all purposes be deemed to be an original.

     15. Construction. Wherever the context shall so require, all words herein
         ------------
in the male gender shall be deemed to include the female gender, all singular words shall include the plural, and all plural words shall include the singular.

     16. Independent Contractor / Fiduciary Responsibilities. Seller and Buyer
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agree and understand that under no circumstances is Seller to be considered as, or represent themselves as, an agent, employee or representative of Buyer. Seller shall at no time represent to any person, agency or entity that it has any relationship with Buyer other than one of independent contractor. Seller shall have absolute discretion as to how it operates. Seller may not ever take any action on behalf of Buyer that is not

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described herein. Buyer and Seller specifically intend and agree that neither this Agreement nor the frequency, length, or closeness of dealings between Buyer and Seller shall create any fiduciary duties between them.

     17. Limited Power of Attorney. Seller hereby irrevocably grants to Buyer a
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limited power of attorney authorizing Buyer to execute Seller's name on any RIO, note, security instrument, deed, certificate, assignment, check, draft or other document in order to reasonably carry out the intent of the parties hereto, subject to the terms and conditions of this Agreement.

     18. Confidentiality. Buyer, its agents, directors, officers, affiliates,
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successors, assigns and representatives agree that Buyer shall maintain information arising under this Agreement regarding Seller's relationship with any home improvement contractor ("information") in strict confidence, shall not communicate, disclose or make available all or any part of the information to any person(s) or entity without the prior written authorization of Seller, and shall use its best efforts to prevent inadvertent disclosure of all or any part of the information to any third party or competitor. Buyer further agrees that it will not exploit, commercially or otherwise, or appropriate for its or any other person or entity's use, or reproduce in any form, all or any part of the information other than as anticipated to carry out the intent of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above written.

SELLER:                                     BUYER:

FIRST CONSUMER CREDIT, L.L.C.               HOME CREDIT ACQUISITION, INC.


By:        /s/ James D. Borschow            By:          /s/ Murray H. Gross
   -----------------------------------         ---------------------------------
   James D. Borschow, President                Murray H. Gross, President

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